NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                             CUSIP NO. 090181 10 8

          NUMBER                                              SHARES

                               BILLSERV.COM, INC.

                  AUTHORIZED COMMON STOCK: 200,000,000 SHARES
                                PAR VALUE:$.001

THIS CERTIFIES THAT

                                    SPECIMEN

IS THE RECORD HOLDER OF

                -- Shares of billserv.com, Inc. Common Stock -- transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of is duly authorized officers.

Dated:

            L. A. HOCH
            PRESIDENT
                                                         SEAL
         MICHAEL R. LONG
               CEO

NOT VALID UNLESS COUNTERSIGNED                  Countersigned Registered:
BY TRANSFER AGENT                            NEVADA AGENCY AND TRUST COMPANY
                                            50 WEST LIBERTY STREET, SUITE 880
                                                    RENO, NEVADA 89501


                                            By______________________________
                                                  Authorized Signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

        TEN COM -- as tenants in common  UNIF GIFT MIN ACT --_____Custodian_____
        TEN ENT -- as tenants by                            (Cust)       (Minor)
                   the entireties
        JT TEN --  as joint tenants              under Uniform Gifts to Minors
                   with right of                 Act __________________________
                   survivorship and                           (State)
                   not as tenants
                   in common

    Additional abbreviations may also be used though not in the above list.

               For Value Received, _______ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
|------------------------------------|
|                                    |
|------------------------------------|

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________


               _________________________________________________________________
               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER